Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

         I consent to the use in this Registration Statement on Form SB-2 of GSI Technologies USA Inc., of my report dated December 23, 1999, appearing in the Prospectus which is part of this Registration Statement.

         I also conset to the reference to me under the heading "Experts" in such Prospectus.

                                               By:/s/Mark Cohen
                                                   Mark Cohen C.P.A.



Hollywood, Florida
July 13, 2000